UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 20, 2019

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Dynavax Technologies Corporation (“Dynavax” or the “Company”), filed with the Securities and Exchange Commission (“SEC”) on May 23, 2019 (the “Original Form 8-K”).

In the Original Form 8-K, Dynavax reported under Items 2.05 and 5.02 information pertaining to a strategic organizational restructuring, including the appointment, on an interim basis, of David Novack and Ryan Spencer as Co-Presidents of the Company.  The Original Form 8-K described the monthly stipend that each of Mr. Novack and Mr. Spencer would receive in connection with their service as Co-President, in addition to their current compensation and benefits.  As of the filing of the Original Form 8-K, the Company did not contemplate making any equity grants for either Mr. Novack or Mr. Spencer in connection with their appointment as Co-Presidents.  Subsequently, the Compensation Committee (the “Committee”) of the Board of Directors of the Company determined to provide certain equity awards to Mr. Novack and Mr. Spencer. This Form 8-K/A amends the Original Form 8-K to include certain additional information in Item 5.02 below.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2019, the Committee approved the grant of options to purchase 25,000 shares of the Company’s common stock to Mr. Novack and 50,000 shares of the Company’s common stock to Mr. Spencer (the “Options”).  Mr. Novack’s Options were approved in connection with Mr. Novack’s appointment as interim Co-President.  25,000 of Mr. Spencer’s Options were approved in connection with Mr. Spencer’s appointment as interim Co-President, and 25,000 of Mr. Spencer’s Options were approved in connection with Mr. Spencer’s promotion to Senior Vice President, Commercial.  The grant date of the Options will be determined by the Committee at a future date prior to the end of June, 2019, will have an exercise price equal to the fair market value of the Company’s stock on the date of grant, and will vest one-third on the first anniversary of the grant date, and in equal monthly installments thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: June 5, 2019	By:	/s/ STEVEN N. GERSTEN .
Steven N. Gersten
Senior Vice President